Validus Holdings, Ltd.
Investor Financial Supplement – First Quarter 2018
May 1, 2018

29 Richmond Road
Pembroke, HM 08 Bermuda
Telephone: (441) 278-9000
Facsimile: (441) 278-9090
Website: www.validusholdings.com
Mailing address: Suite 1790 48 Par-la-Ville Road
Hamilton, HM 11 Bermuda

Validus Holdings, Ltd.

Validus Holdings, Ltd.
Explanatory Notes

Basis of Presentation

•
This document should be read in conjunction with other documents filed by Validus Holdings, Ltd. (“Validus” or the “Company”) with the U.S. Securities and Exchange Commission pursuant to the Exchange Act of 1934, as amended.

•
All financial information contained herein is unaudited; however, certain information contained herein relating to the years ended December 31, 2017 and 2016 is derived from or agrees to audited financial statements. Unless otherwise noted, dollar amounts are in thousands of U.S. dollars, except for share and per share amounts.

•	The general and administrative expense ratio includes share compensation expenses.

•
On May 1, 2017, the Company acquired all of the outstanding capital stock of Crop Risk Services, Inc. ("CRS"), a primary crop insurance managing general agent. For segmental reporting purposes, the results of CRS have been included in the results of the Insurance segment as of the date of acquisition. Transaction expenses incurred during the year ended December 31, 2017 were in relation to the acquisition of CRS and are primarily composed of legal, financial advisory and audit related services.

•
On January 21, 2018, the Company entered into a definitive agreement and plan of merger (the “Merger Agreement”) with American International Group, Inc. (“AIG”). The Merger Agreement provides that, subject to the satisfaction or waiver of certain conditions set forth therein, the Company and its related subsidiaries will merge with an existing AIG subsidiary in accordance with the Bermuda Companies Act (the “Merger”), with the Company surviving the Merger as a wholly–owned subsidiary of AIG. The Merger is expected to close in mid-2018, subject to regulatory approvals and other customary closing conditions. Transaction expenses incurred during the three months ended March 31, 2018 were in relation to the Merger and are primarily composed of legal and financial advisory services.

Non-GAAP Financial Measures

•
In presenting the Company’s results, management has included and discussed certain non-GAAP financial measures. The Company believes that these non-GAAP measures, which may be defined and calculated differently by other companies, better explain and enhance the understanding of the Company’s results of operations. However, these measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP.

•
In addition to presenting book value per common share determined in accordance with U.S. GAAP, the Company believes that the following non-GAAP book value financial measures are key financial indicators for evaluating performance and measuring overall growth: book value per diluted common share, book value per diluted common share plus accumulated dividends and tangible book value per diluted common share. A reconciliation of book value per common share, a GAAP financial measure, to the non-GAAP book value financial measures has been included on page 6.

•
In addition to presenting net (loss) income (attributable) available to Validus common shareholders determined in accordance with U.S. GAAP, the Company believes that showing net operating income (loss) available (attributable) to Validus common shareholders, a non-GAAP financial measure, provides investors with a valuable measure of profitability and enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results in a manner similar to how management analyzes the Company’s underlying business performance.

•
Net operating income (loss) available (attributable) to Validus common shareholders, a non-GAAP financial measure, is calculated by the addition or subtraction of certain Consolidated Statement of (Loss) Income line items from net (loss) income (attributable) available to Validus common shareholders, the most directly comparable GAAP financial measure, and measures the performance of the Company’s operations without the influence of gains or losses on investments and foreign currencies and other items as noted in the reconciliation on page 19. The Company excludes these items from its calculation of net operating income (loss) available (attributable) to Validus common shareholders because the amount of these gains and losses is heavily influenced by, and fluctuates in part, according to availability of investment market opportunities and other factors. The Company believes these amounts are largely independent of its core underwriting activities and including them distorts the analysis of trends in its operations. The Company believes the reporting of net operating income (loss) available (attributable) to Validus common shareholders enhances the understanding of results by highlighting the underlying profitability of the Company’s core (re)insurance operations. This profitability is influenced significantly by earned premium growth, adequacy of the Company’s pricing, as well as loss frequency and severity. Over time it is also influenced by the Company’s underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through its management of acquisition costs and other underwriting expenses.

•
Annualized return on average equity, a GAAP financial measure, and annualized net operating return on average equity, a non-GAAP financial measure, represents the returns generated on common shareholders’ equity during the year and are presented on page 19.

•
The Company also considers underwriting income (loss) to be a measure of profitability that takes into account net premiums earned and other insurance related income as revenue and losses and loss expenses, acquisition costs and underwriting related general and administrative and share compensation expenses as expenses. Underwriting income (loss) is the difference between these revenue and expense items. A reconciliation of underwriting income (loss) to net (loss) income (attributable) available to Validus common shareholders, the most comparable U.S. GAAP financial measure, is presented on page 9.

Validus Holdings, Ltd.
Consolidated Financial Highlights

		Three Months Ended					Years Ended
		March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2017	December 31, 2016
Highlights	Net (loss) income (attributable) available to Validus common shareholders	$(4,078)	$(8,693)	$(250,446)	$101,095	$94,561	$(63,483)	$359,384
	Net operating income (loss) available (attributable) to Validus common shareholders (a)	42,557	4,153	(254,459)	88,466	76,834	(85,006)	320,885
	Gross premiums written	1,832,456	443,323	523,856	792,902	1,190,857	2,950,938	2,648,705
	Net premiums earned	618,942	651,477	723,208	631,027	575,376	2,581,088	2,249,165
	Total assets	15,600,642	14,426,879	14,601,240	13,951,146	12,137,121	14,426,879	11,349,755
	Total shareholders' equity available to Validus common shareholders	3,501,232	3,495,072	3,536,287	3,811,431	3,761,876	3,495,072	3,688,291
	Total shareholders' equity available to Validus	3,901,232	3,895,072	3,936,287	4,211,431	3,911,876	3,895,072	3,838,291

Per share	(Loss) earnings per basic common share
	Net (loss) income (attributable) available to Validus common shareholders	$(0.05)	$(0.11)	$(3.17)	$1.28	$1.19	$(0.80)	$4.43
	Net operating income (loss) available (attributable) to Validus common shareholders (a)	0.54	0.05	(3.22)	1.12	0.97	(1.07)	3.96

	(Loss) earnings per diluted common share
	Net (loss) income (attributable) available to Validus common shareholders	$(0.05)	$(0.11)	$(3.17)	$1.25	$1.17	$(0.80)	$4.36
	Net operating income (loss) available (attributable) to Validus common shareholders (a)	0.53	0.05	(3.22)	1.09	0.95	(1.07)	3.90

	Book value per common share	$44.14	$44.06	$44.51	$47.93	$47.54	$44.06	$46.61
	Book value per diluted common share (a)	$42.79	$42.71	$43.13	$46.45	$45.88	$42.71	$44.97
	Change in book value per diluted common share inclusive of dividends (a)	1.1%	(0.1)%	(6.3)%	2.1%	2.9%	(1.6)%	9.5%

	Book value per diluted common share plus accumulated dividends (a)	$56.25	$55.79	$55.83	$58.77	$57.82	$55.79	$56.53

Ratios	Losses and loss expense ratio	52.0%	73.7%	173.5%	46.9%	46.9%	89.1%	47.4%

	Policy acquisition cost ratio	18.8%	19.5%	16.0%	18.6%	19.4%	18.3%	20.0%
	General and administration expense ratio	20.1%	16.5%	11.0%	17.0%	16.9%	15.2%	16.8%
	Expense ratio	38.9%	36.0%	27.0%	35.6%	36.3%	33.5%	36.8%
	Combined ratio	90.9%	109.7%	200.5%	82.5%	83.2%	122.6%	84.2%

	Annualized return on average equity	(0.5)%	(1.0)%	(27.3)%	10.7%	10.2%	(1.7)%	9.7%
	Annualized net operating return on average equity (a)	4.9%	0.5%	(27.7)%	9.3%	8.3%	(2.3)%	8.7%
Notes:

(a)	Non-GAAP financial measure. Refer to the Explanatory Notes on page 3 for further information.

Validus Holdings, Ltd.
Summary Consolidated Balance Sheets

	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Assets
Fixed maturity investments trading, at fair value	$5,803,022	$5,858,348	$5,419,966	$5,418,643	$5,365,216	$5,543,030	$5,576,341	$5,551,586	$5,481,304
Short-term investments trading, at fair value	3,638,940	3,381,757	2,993,246	2,871,353	2,785,226	2,796,170	2,481,406	2,369,654	2,108,199
Other investments, at fair value	357,246	355,218	471,300	448,618	443,004	405,712	394,695	359,526	344,151
Investments in investment affiliates, equity method	113,471	100,137	92,079	103,377	94,697	100,431	99,731	99,278	84,135
Cash and cash equivalents	672,173	754,990	965,630	800,405	623,937	419,976	443,992	568,798	569,774
Restricted cash	302,277	394,663	89,403	195,039	92,547	70,956	113,048	96,022	108,395
Total investments and cash	10,887,129	10,845,113	10,031,624	9,837,435	9,404,627	9,336,275	9,109,213	9,044,864	8,695,958
Investments in operating affiliate, equity method	—	—	—	—	—	—	—	—	369
Premiums receivable	1,865,460	939,487	1,569,374	1,940,637	1,214,745	725,390	939,127	1,372,000	1,176,684
Deferred acquisition costs	309,825	213,816	258,078	302,857	292,180	209,227	249,922	283,213	262,675
Prepaid reinsurance premiums	390,900	132,938	207,618	335,837	199,046	77,996	119,805	145,567	181,255
Securities lending collateral	4,210	2,717	2,115	2,514	10,386	9,779	10,629	10,224	9,721
Loss reserves recoverable	979,944	1,233,997	1,335,016	600,207	451,856	430,421	444,609	442,987	370,689
Paid losses recoverable	59,892	46,873	77,730	35,675	37,837	35,247	36,069	27,648	25,001
Income taxes recoverable	7,705	9,044	9,704	4,763	6,757	4,870	6,879	8,526	7,146
Deferred tax asset	56,739	52,467	52,228	52,655	45,995	43,529	26,015	23,745	27,771
Receivable for investments sold	31,512	12,182	37,493	20,519	9,302	3,901	21,854	13,736	16,278
Intangible assets	169,168	171,411	173,398	175,518	114,176	115,592	117,010	118,426	119,842
Goodwill	229,573	229,573	227,701	227,701	196,758	196,758	196,758	196,758	196,758
Accrued investment income	29,621	29,096	27,976	26,968	25,962	26,488	24,906	24,925	22,298
Other assets	578,964	508,165	591,185	387,860	127,494	134,282	183,357	105,625	92,076
Total assets	$15,600,642	$14,426,879	$14,601,240	$13,951,146	$12,137,121	$11,349,755	$11,486,153	$11,818,244	$11,204,521
Liabilities
Reserve for losses and loss expenses	$4,632,629	$4,831,390	$4,935,637	$3,305,191	$3,052,745	$2,995,195	$3,035,987	$3,122,717	$2,980,300
Unearned premiums	2,242,368	1,147,186	1,526,465	1,970,896	1,612,474	1,076,049	1,359,438	1,621,563	1,503,161
Reinsurance balances payable	398,861	331,645	527,881	461,261	118,119	54,781	76,429	92,488	96,685
Securities lending payable	4,210	2,717	2,581	2,980	10,852	10,245	11,095	10,690	10,187
Deferred tax liability	3,633	4,600	4,198	4,012	3,818	3,331	3,278	3,552	3,618
Payable for investments purchased	85,946	74,496	84,431	92,077	38,486	29,447	49,435	52,718	76,116
Accounts payable and accrued expenses	520,916	1,225,875	478,892	385,958	171,134	587,648	144,086	149,593	136,712
Notes payable to AlphaCat investors	1,268,194	1,108,364	1,107,618	1,066,159	446,576	278,202	372,730	370,982	323,510
Senior notes payable	245,614	245,564	245,513	245,463	245,412	245,362	245,311	245,261	245,211
Debentures payable	539,572	539,158	538,910	538,400	537,402	537,226	538,168	537,987	538,335
Total liabilities	9,941,943	9,510,995	9,452,126	8,072,397	6,237,018	5,817,486	5,835,957	6,207,551	5,913,835
Redeemable noncontrolling interests	1,423,110	1,004,094	1,133,880	1,251,660	1,657,630	1,528,001	1,559,580	1,532,283	1,409,037
Shareholders' equity
Preferred shares	$400,000	$400,000	$400,000	$400,000	$150,000	$150,000	$150,000	$150,000	$—
Common shares	28,351	28,349	28,342	28,339	28,225	28,224	28,223	28,219	28,102
Treasury shares	(14,468)	(14,468)	(14,437)	(14,423)	(14,376)	(14,376)	(14,320)	(14,084)	(13,830)
Additional paid-in capital	824,356	814,641	812,266	807,321	830,346	821,023	827,256	883,701	954,485
Accumulated other comprehensive income (loss)	9,405	(22,192)	(18,430)	(19,924)	(22,453)	(23,216)	(21,092)	(18,182)	(15,438)
Retained earnings	2,653,588	2,688,742	2,728,546	3,010,118	2,940,134	2,876,636	2,897,553	2,836,602	2,771,107
Total shareholders' equity available to Validus	3,901,232	3,895,072	3,936,287	4,211,431	3,911,876	3,838,291	3,867,620	3,866,256	3,724,426
Noncontrolling interests	334,357	16,718	78,947	415,658	330,597	165,977	222,996	212,154	157,223
Total shareholders' equity	4,235,589	3,911,790	4,015,234	4,627,089	4,242,473	4,004,268	4,090,616	4,078,410	3,881,649
Total liabilities, noncontrolling interests and shareholders' equity	$15,600,642	$14,426,879	$14,601,240	$13,951,146	$12,137,121	$11,349,755	$11,486,153	$11,818,244	$11,204,521

Book value per common share	$44.14	$44.06	$44.51	$47.93	$47.54	$46.61	$46.80	$46.01	$45.67
Book value per diluted common share (a)	$42.79	$42.71	$43.13	$46.45	$45.88	$44.97	$45.16	$44.41	$44.00
Book value per diluted common share plus accumulated dividends (a)	$56.25	$55.79	$55.83	$58.77	$57.82	$56.53	$56.37	$55.27	$54.51
Notes:

(a)	Non-GAAP financial measure. Refer to the Explanatory Notes on page 3 for further information.

Validus Holdings, Ltd.
Computation of Book Value per Common Share, Book Value per Diluted Common Share and Tangible Book Value per Diluted Common Share

	March 31, 2018			December 31, 2017
	Equity Amount	Common Shares	Per Share Amount (a)	Equity Amount	Common Shares	Per Share Amount (a)
Book value per common share (b)	$3,501,232	79,329,028	$44.14	$3,495,072	79,319,550	$44.06
Non-GAAP Adjustments:
Unvested restricted shares	—	2,489,888		—	2,503,859
Book value per diluted common share (c)	3,501,232	81,818,916	$42.79	3,495,072	81,823,409	$42.71
Goodwill	(229,573)	—		(229,573)	—
Intangible assets	(169,168)	—		(171,411)	—
Tangible book value per diluted common share (c)	$3,102,491	81,818,916	$37.92	$3,094,088	81,823,409	$37.81

Book value per diluted common share (c)			$42.79			$42.71
Accumulated dividends			13.46			13.08
Book value per diluted common share plus accumulated dividends (c)			$56.25			$55.79
Notes:

(a)	Per share amounts are calculated by dividing the equity amount by the common shares.

(b)	The equity amount used in the calculation of book value per common share represents total shareholders' equity available to Validus excluding the liquidation value of the preferred shares.

(c)	Non-GAAP financial measure. Refer to the Explanatory Notes on page 3 for further information.

Validus Holdings, Ltd.
Consolidated Statements of Cash Flows

	Three Months Ended					Years Ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2017	December 31, 2016
Cash flows provided by (used in) operating activities
Net income (loss)	$66,462	$(70,001)	$(621,185)	$146,948	$139,336	$(404,902)	$487,202
Adjustments to reconcile net income (loss) to cash provided by (used in) operating activities:
Share compensation expenses	9,729	10,031	9,443	11,146	9,491	40,111	42,907
Loss on redemption of AlphaCat ILS fund	—	—	—	402	—	402	—
Amortization of discount on senior notes	27	27	27	27	27	108	108
(Income) loss from investment and operating affiliates	(13,068)	(6,345)	(1,011)	(9,466)	(5,188)	(22,010)	2,106
Net realized and change in net unrealized losses (gains) on investments	55,181	15,650	4,291	(18,595)	(12,184)	(10,838)	(32,628)
Amortization of intangible assets	2,243	2,146	2,120	2,579	1,416	8,261	5,666
Foreign exchange (gains) losses included in net income	(9,885)	(540)	(4,493)	(4,748)	(4,938)	(14,719)	3,043
Amortization of premium on fixed maturity investments	3,899	4,732	4,166	3,476	3,536	15,910	17,961
Change in operational balance sheet items, net	(68,646)	130,152	857,839	(96,883)	(113,697)	777,411	(116,162)
Net cash provided by operating activities	$45,942	$85,852	$251,197	$34,886	$17,799	$389,734	$410,203
Cash flows provided by (used in) investing activities
(Purchases) sales of investments	$(270,028)	$(717,157)	$(174,373)	$(92,623)	$167,286	$(816,867)	$(974,719)
(Increase) decrease in securities lending collateral	(1,493)	(602)	399	7,872	(607)	7,062	(4,916)
(Investments in) distributions from investment & operating affiliates, net	(266)	(1,713)	12,309	786	10,922	22,304	(14,472)
Purchase of subsidiary, net of cash acquired	—	—	—	(183,923)	—	(183,923)	—
Net cash (used in) provided by investing activities	$(271,787)	$(719,472)	$(161,665)	$(267,888)	$177,601	$(971,424)	$(994,107)
Cash flows provided by (used in) financing activities
Net proceeds on issuance of notes payable to AlphaCat investors	$155,966	$506	$40,903	$196,597	$73,048	$311,054	$296,325
Proceeds drawn on credit facilities	—	206,000	—	—	—	206,000	—
Net proceeds on issuance of preferred shares	—	—	—	241,686	—	241,686	144,852
(Redemption) issuance of common shares, net	(12)	545	(162)	(11,794)	(167)	(11,578)	(7,701)
Purchases of common shares under share repurchase program	—	(8,225)	(4,347)	(13,996)	—	(26,568)	(212,675)
Dividends paid on common and preferred shares	(36,860)	(36,072)	(35,956)	(35,397)	(32,295)	(139,720)	(120,080)
Increase (decrease) in securities lending payable	1,493	136	(399)	(7,872)	607	(7,528)	4,916
Third party investments in (redemptions of) redeemable noncontrolling interest, net	211,314	58,665	(51,201)	95,463	35,403	138,330	376,165
Third party investments in (redemptions of) noncontrolling interest, net	281,300	(3,440)	(101,125)	69,965	92,210	57,610	44,571
Third party subscriptions (deployed) received on funds and sidecars, net	(578,666)	516,333	114,500	(27,500)	(144,452)	458,881	(225,284)
Net cash provided by (used in) financing activities	$34,535	$734,448	$(37,787)	$507,152	$24,354	$1,228,167	$301,089
Effect of foreign currency rate changes on cash and cash equivalents and restricted cash	16,107	(6,208)	7,844	4,810	5,798	12,244	(22,632)
Net (decrease) increase in cash and cash equivalents and restricted cash	(175,203)	94,620	59,589	278,960	225,552	658,721	(305,447)
Cash and cash equivalents and restricted cash - beginning of period	1,149,653	1,055,033	995,444	716,484	490,932	490,932	796,379
Cash and cash equivalents and restricted cash - end of period	$974,450	$1,149,653	$1,055,033	$995,444	$716,484	$1,149,653	$490,932

Supplemental information:
Taxes paid during the period	$460	$1,511	$2,242	$552	$16	$4,321	$6,034
Interest paid during the period	$19,068	$8,045	$19,202	$8,113	$19,073	$54,433	$54,638
Losses paid during the period	$281,880	$485,913	$372,706	$236,023	$245,787	$1,340,429	$1,114,402

Validus Holdings, Ltd.
Consolidated Statements of (Loss) Income and Comprehensive Income (Loss)

	Three Months Ended					Years Ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2017	December 31, 2016
Revenues
Gross premiums written	$1,832,456	$443,323	$523,856	$792,902	$1,190,857	$2,950,938	$2,648,705
Reinsurance premiums ceded	(376,294)	(96,445)	(116,860)	(56,222)	(200,106)	(469,633)	(289,705)
Net premiums written	1,456,162	346,878	406,996	736,680	990,751	2,481,305	2,359,000
Change in unearned premiums	(837,220)	304,599	316,212	(105,653)	(415,375)	99,783	(109,835)
Net premiums earned	618,942	651,477	723,208	631,027	575,376	2,581,088	2,249,165
Net investment income	52,072	48,960	44,458	44,241	40,214	177,873	150,385
Net realized gains (losses) on investments	2,200	5,607	906	2,274	(1,164)	7,623	15,757
Change in net unrealized (losses) gains on investments	(57,381)	(21,257)	(5,197)	16,321	13,348	3,215	16,871
Income (loss) from investment affiliates	13,068	6,345	1,011	9,466	5,188	22,010	(2,083)
Other insurance related income and other income	25,540	6,939	3,571	1,339	1,330	13,179	2,195
Foreign exchange gains (losses)	525	(283)	(1,404)	(7,329)	1,569	(7,447)	10,864
Total revenues	654,966	697,788	766,553	697,339	635,861	2,797,541	2,443,154
Expenses
Losses and loss expenses	321,545	479,842	1,254,602	296,149	269,585	2,300,178	1,065,097
Policy acquisition costs	116,456	127,067	115,590	117,268	111,628	471,553	449,482
General and administrative expenses	114,726	97,522	70,342	96,349	87,924	352,137	336,294
Share compensation expenses	9,729	10,031	9,443	11,146	9,491	40,111	42,907
Finance expenses	14,263	15,871	14,523	14,209	13,943	58,546	58,520
Transaction expenses	7,756	—	—	4,427	—	4,427	—
Total expenses	584,475	730,333	1,464,500	539,548	492,571	3,226,952	1,952,300
Income (loss) before taxes, (loss) from operating affiliate and (income) loss attributable to AlphaCat investors	70,491	(32,545)	(697,947)	157,791	143,290	(429,411)	490,854
Tax benefit	6,833	412	2,632	987	3,549	7,580	19,729
(Loss) from operating affiliate	—	—	—	—	—	—	(23)
(Income) loss attributable to AlphaCat investors	(10,862)	(37,868)	74,130	(11,830)	(7,503)	16,929	(23,358)
Net income (loss)	66,462	(70,001)	(621,185)	146,948	139,336	(404,902)	487,202
Net (income) loss attributable to noncontrolling interests	(64,712)	67,136	376,366	(43,650)	(42,572)	357,280	(123,363)
Net income (loss) available (attributable) to Validus	1,750	(2,865)	(244,819)	103,298	96,764	(47,622)	363,839
Dividends on preferred shares	(5,828)	(5,828)	(5,627)	(2,203)	(2,203)	(15,861)	(4,455)
Net (loss) income (attributable) available to Validus common shareholders	$(4,078)	$(8,693)	$(250,446)	$101,095	$94,561	$(63,483)	$359,384

Comprehensive income (loss)
Net income (loss)	$66,462	$(70,001)	$(621,185)	$146,948	$139,336	$(404,902)	$487,202
Other comprehensive income (loss), net of tax:
Change in foreign currency translation adjustments	1,837	490	1,481	1,489	597	4,057	(10,440)
Change in minimum pension liability	(38)	1,617	—	1,184	68	2,869	(484)
Change in fair value of cash flow hedges	28,763	(6,319)	13	(144)	98	(6,352)	277
Other comprehensive income (loss), net of tax	$30,562	$(4,212)	$1,494	$2,529	$763	$574	$(10,647)
Comprehensive (income) loss attributable to noncontrolling interests	(64,712)	67,136	376,366	(43,650)	(42,572)	357,280	(123,363)
Comprehensive income (loss) available (attributable) to Validus	$32,312	$(7,077)	$(243,325)	$105,827	$97,527	$(47,048)	$353,192
(Loss) earnings per share
Weighted average number of common shares and common share equivalents outstanding
Basic	79,325,688	78,966,938	78,994,335	79,270,561	79,133,671	79,091,376	81,041,974
Diluted	79,325,688	78,966,938	78,994,335	80,872,451	80,739,142	79,091,376	82,359,460
Basic (loss) earnings per share (attributable) available to Validus common shareholders	$(0.05)	$(0.11)	$(3.17)	$1.28	$1.19	$(0.80)	$4.43
(Loss) earnings per diluted share (attributable) available to Validus common shareholders	$(0.05)	$(0.11)	$(3.17)	$1.25	$1.17	$(0.80)	$4.36
Cash dividends declared per common share	$0.38	$0.38	$0.38	$0.38	$0.38	$1.52	$1.40

Validus Holdings, Ltd.
Consolidated Statements of Operations - Underwriting Income Format

	Three Months Ended					Years Ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2017	December 31, 2016
Underwriting revenues
Gross premiums written	$1,832,456	$443,323	$523,856	$792,902	$1,190,857	$2,950,938	$2,648,705
Reinsurance premiums ceded	(376,294)	(96,445)	(116,860)	(56,222)	(200,106)	(469,633)	(289,705)
Net premiums written	1,456,162	346,878	406,996	736,680	990,751	2,481,305	2,359,000
Change in unearned premiums	(837,220)	304,599	316,212	(105,653)	(415,375)	99,783	(109,835)
Net premiums earned	618,942	651,477	723,208	631,027	575,376	2,581,088	2,249,165
Other insurance related income	25,496	6,939	3,536	1,165	1,236	12,876	2,961
Total underwriting revenues	644,438	658,416	726,744	632,192	576,612	2,593,964	2,252,126
Underwriting deductions
Losses and loss expenses	321,545	479,842	1,254,602	296,149	269,585	2,300,178	1,065,097
Policy acquisition costs	116,456	127,067	115,590	117,268	111,628	471,553	449,482
General and administrative expenses	114,726	97,522	70,342	96,349	87,924	352,137	336,294
Share compensation expenses	9,729	10,031	9,443	11,146	9,491	40,111	42,907
Total underwriting deductions	562,456	714,462	1,449,977	520,912	478,628	3,163,979	1,893,780
Underwriting income (loss) (a)	$81,982	$(56,046)	$(723,233)	$111,280	$97,984	$(570,015)	$358,346
Net investment income	52,072	48,960	44,458	44,241	40,214	177,873	150,385
Finance expenses	(14,263)	(15,871)	(14,523)	(14,209)	(13,943)	(58,546)	(58,520)
Dividends on preferred shares	(5,828)	(5,828)	(5,627)	(2,203)	(2,203)	(15,861)	(4,455)
Tax benefit (expense)	3,739	(927)	2,164	2,735	4,129	8,101	21,416
(Loss) from operating affiliate	—	—	—	—	—	—	(23)
(Income) loss attributable to AlphaCat investors	(10,862)	(37,868)	74,130	(11,830)	(7,503)	16,929	(23,358)
Net operating (income) loss attributable to noncontrolling interests	(64,283)	71,733	368,172	(41,548)	(41,844)	356,513	(122,906)
Net operating income (loss) available (attributable) to Validus common shareholders (a)	$42,557	$4,153	$(254,459)	$88,466	$76,834	$(85,006)	$320,885
Net realized gains (losses) on investments	2,200	5,607	906	2,274	(1,164)	7,623	15,757
Change in net unrealized (losses) gains on investments	(57,381)	(21,257)	(5,197)	16,321	13,348	3,215	16,871
Income (loss) from investment affiliates	13,068	6,345	1,011	9,466	5,188	22,010	(2,083)
Foreign exchange gains (losses)	525	(283)	(1,404)	(7,329)	1,569	(7,447)	10,864
Other income (loss)	44	—	35	174	94	303	(766)
Transaction expenses	(7,756)	—	—	(4,427)	—	(4,427)	—
Net (income) loss attributable to noncontrolling interests	(429)	(4,597)	8,194	(2,102)	(728)	767	(457)
Tax benefit (expense)	3,094	1,339	468	(1,748)	(580)	(521)	(1,687)
Net (loss) income (attributable) available to Validus common shareholders	$(4,078)	$(8,693)	$(250,446)	$101,095	$94,561	(63,483)	359,384

Selected ratios:
Ratio of net to gross premiums written	79.5%	78.2%	77.7%	92.9%	83.2%	84.1%	89.1%

Losses and loss expense ratio	52.0%	73.7%	173.5%	46.9%	46.9%	89.1%	47.4%

Policy acquisition cost ratio	18.8%	19.5%	16.0%	18.6%	19.4%	18.3%	20.0%
General and administrative expense ratio	20.1%	16.5%	11.0%	17.0%	16.9%	15.2%	16.8%
Expense ratio	38.9%	36.0%	27.0%	35.6%	36.3%	33.5%	36.8%
Combined ratio	90.9%	109.7%	200.5%	82.5%	83.2%	122.6%	84.2%
Notes:

(a)	Non-GAAP financial measure. Refer to the Explanatory Notes on page 3 for further information.

Validus Holdings, Ltd.
Computation of Earnings per Share

	Three Months Ended (a)
	March 31, 2018			March 31, 2017
	Net (Loss)	Net Operating Income	Comprehensive Income	Net Income	Net Operating Income	Comprehensive Income
Basic (loss) earnings per share (b)
(Loss) income (attributable) available to Validus common shareholders	$(4,078)	$42,557	$26,484	$94,561	$76,834	$95,324
Weighted average number of common shares outstanding	79,325,688	79,325,688	79,325,688	79,133,671	79,133,671	79,133,671
Basic (loss) earnings per share (attributable) available to Validus common shareholders	$(0.05)	$0.54	$0.33	$1.19	$0.97	$1.20

(Loss) earnings per diluted share (c)
(Loss) income (attributable) available to Validus common shareholders	$(4,078)	$42,557	$26,484	$94,561	$76,834	$95,324
Weighted average number of common shares outstanding	79,325,688	79,325,688	79,325,688	79,133,671	79,133,671	79,133,671
Share equivalents:
Stock options	—	—	—	15,379	15,379	15,379
Unvested restricted shares	—	1,650,434	1,650,434	1,590,092	1,590,092	1,590,092
Weighted average number of diluted common shares outstanding	79,325,688	80,976,122	80,976,122	80,739,142	80,739,142	80,739,142
(Loss) earnings per diluted share (attributable) available to Validus common shareholders	$(0.05)	$0.53	$0.33	$1.17	$0.95	$1.18
Notes:

(a)
ASC 718 requires that any unrecognized stock based compensation expense that will be recorded in future periods be included as proceeds for purposes of treasury stock repurchases, which is applied against the unvested restricted shares balance.

(b)	(Loss) earnings per basic common share is based on weighted average common shares and excludes any dilutive effects of options and restricted stock.

(c)
(Loss) earnings per diluted common share assumes the exercise of all dilutive stock options and restricted stock grants. Due to the net (loss) incurred during the three months ended March 31, 2018 share equivalents were not included in the computation of (loss) per diluted common share due to their anti-dilutive effect.

Validus Holdings, Ltd.
Underwriting Income Statement - Reinsurance Segment

	Three Months Ended					Years Ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2017	December 31, 2016
Underwriting revenues
Gross premiums written	$765,573	$51,960	$169,572	$330,534	$643,141	$1,195,207	$1,184,912
Reinsurance premiums ceded	(190,194)	(40,716)	(43,849)	(10,278)	(114,446)	(209,289)	(121,331)
Net premiums written	575,379	11,244	125,723	320,256	528,695	985,918	1,063,581
Change in unearned premiums	(350,627)	239,320	156,754	(61,948)	(297,040)	37,086	(67,432)
Net premiums earned	224,752	250,564	282,477	258,308	231,655	1,023,004	996,149
Other insurance related income	2	15	49	1	2	67	25
Total underwriting revenues	224,754	250,579	282,526	258,309	231,657	1,023,071	996,174
Underwriting deductions
Losses and loss expenses	103,473	135,804	361,693	114,341	80,881	692,719	415,505
Policy acquisition costs	48,340	58,107	47,822	49,966	43,535	199,430	189,797
General and administrative expenses	28,915	23,604	14,400	22,204	19,969	80,177	85,000
Share compensation expenses	2,663	2,331	3,083	2,725	2,623	10,762	11,668
Total underwriting deductions	183,391	219,846	426,998	189,236	147,008	983,088	701,970
Underwriting income (loss)	$41,363	$30,733	$(144,472)	$69,073	$84,649	$39,983	$294,204

Supplemental information:
Losses and loss expenses:
Current period excluding items below	$121,311	$132,919	$123,095	$124,268	$106,932	$487,214	$459,249
Current period—notable loss events	—	14,738	283,027	—	—	297,765	45,164
Current period—non-notable loss events	—	9,392	796	5,781	5,073	21,042	46,718
Change in prior accident years	(17,838)	(21,245)	(45,225)	(15,708)	(31,124)	(113,302)	(135,626)
Total losses and loss expenses	$103,473	$135,804	$361,693	$114,341	$80,881	$692,719	$415,505
Selected ratios:
Ratio of net to gross premiums written	75.2%	21.6%	74.1%	96.9%	82.2%	82.5%	89.8%
Losses and loss expense ratio:
Current period excluding items below	53.9%	53.1%	43.5%	48.2%	46.1%	47.6%	46.1%
Current period—notable loss events	—%	5.9%	100.2%	—%	—%	29.1%	4.5%
Current period—non-notable loss events	—%	3.7%	0.3%	2.2%	2.2%	2.1%	4.7%
Change in prior accident years	(7.9)%	(8.5)%	(16.0)%	(6.1)%	(13.4)%	(11.1)%	(13.6)%
Losses and loss expense ratio	46.0%	54.2%	128.0%	44.3%	34.9%	67.7%	41.7%
Policy acquisition cost ratio	21.5%	23.2%	16.9%	19.3%	18.8%	19.5%	19.1%
General and administrative expense ratio	14.1%	10.4%	6.2%	9.7%	9.8%	8.9%	9.7%
Expense ratio	35.6%	33.6%	23.1%	29.0%	28.6%	28.4%	28.8%
Combined ratio	81.6%	87.8%	151.1%	73.3%	63.5%	96.1%	70.5%

Validus Holdings, Ltd.
Underwriting Results by Class of Business - Three Months Ended - Reinsurance Segment

	Three Months Ended March 31, 2018				Three Months Ended March 31, 2017
	Property	Specialty - Short-tail	Specialty - Other	Total	Property	Specialty - Short-tail	Specialty - Other	Total
Underwriting revenues
Gross premiums written	$273,989	$352,110	$139,474	$765,573	$216,667	$376,878	$49,596	$643,141
Reinsurance premiums ceded	(136,390)	(31,643)	(22,161)	(190,194)	(88,417)	(24,591)	(1,438)	(114,446)
Net premiums written	137,599	320,467	117,313	575,379	128,250	352,287	48,158	528,695
Change in unearned premiums	(47,748)	(223,413)	(79,466)	(350,627)	(25,868)	(247,936)	(23,236)	(297,040)
Net premiums earned	89,851	97,054	37,847	224,752	102,382	104,351	24,922	231,655
Other insurance related income				2				2
Total underwriting revenues				224,754				231,657
Underwriting deductions
Losses and loss expenses	29,122	50,907	23,444	103,473	17,437	49,450	13,994	80,881
Policy acquisition costs	17,631	19,760	10,949	48,340	17,884	18,103	7,548	43,535
Total underwriting deductions before G&A	46,753	70,667	34,393	151,813	35,321	67,553	21,542	124,416
Underwriting income before G&A	$43,098	$26,387	$3,454	$72,941	$67,061	$36,798	$3,380	$107,241
General and administrative expenses				28,915				19,969
Share compensation expenses				2,663				2,623
Total underwriting deductions				183,391				147,008
Underwriting income				$41,363				$84,649

Supplemental information:
Losses and loss expenses:
Current period excluding items below	$33,944	$64,358	$23,009	$121,311	$21,144	$71,480	$14,308	$106,932
Current period—notable loss events	—	—	—	—	—	—	—	—
Current period—non-notable loss events	—	—	—	—	355	4,718	—	5,073
Change in prior accident years	(4,822)	(13,451)	435	(17,838)	(4,062)	(26,748)	(314)	(31,124)
Total losses and loss expenses	$29,122	$50,907	$23,444	$103,473	$17,437	$49,450	$13,994	$80,881
Selected ratios:
Ratio of net to gross premiums written	50.2%	91.0%	84.1%	75.2%	59.2%	93.5%	97.1%	82.2%
Losses and loss expense ratio:
Current period excluding items below	37.8%	66.3%	60.8%	53.9%	20.7%	68.5%	57.5%	46.1%
Current period—notable loss events	—%	—%	—%	—%	—%	—%	—%	—%
Current period—non-notable loss events	—%	—%	—%	—%	0.3%	4.5%	—%	2.2%
Change in prior accident years	(5.4)%	(13.9)%	1.1%	(7.9)%	(4.0)%	(25.6)%	(1.3)%	(13.4)%
Losses and loss expense ratio	32.4%	52.4%	61.9%	46.0%	17.0%	47.4%	56.2%	34.9%
Policy acquisition cost ratio	19.6%	20.4%	28.9%	21.5%	17.5%	17.3%	30.3%	18.8%
General and administrative expense ratio				14.1%				9.8%
Expense ratio				35.6%				28.6%
Combined ratio				81.6%				63.5%

Validus Holdings, Ltd.
Underwriting Income Statement - Insurance Segment

	Three Months Ended					Years Ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2017	December 31, 2016
Underwriting revenues
Gross premiums written	$785,795	$377,014	$333,272	$360,057	$382,790	$1,453,133	$1,194,137
Reinsurance premiums ceded	(191,637)	(56,378)	(76,362)	(49,315)	(79,000)	(261,055)	(162,669)
Net premiums written	594,158	320,636	256,910	310,742	303,790	1,192,078	1,031,468
Change in unearned premiums	(294,620)	12,393	82,185	(5,875)	(24,696)	64,007	(28,524)
Net premiums earned	299,538	333,029	339,095	304,867	279,094	1,256,085	1,002,944
Other insurance related income	2,170	3,957	1,354	728	996	7,035	1,367
Total underwriting revenues	301,708	336,986	340,449	305,595	280,090	1,263,120	1,004,311
Underwriting deductions
Losses and loss expenses	183,389	244,908	321,940	180,741	186,610	934,199	604,741
Policy acquisition costs	60,057	60,403	59,454	60,137	61,192	241,186	232,780
General and administrative expenses	68,050	64,945	43,369	53,596	45,276	207,186	165,529
Share compensation expenses	2,989	3,512	2,187	3,702	3,373	12,774	14,987
Total underwriting deductions	314,485	373,768	426,950	298,176	296,451	1,395,345	1,018,037
Underwriting (loss) income	$(12,777)	$(36,782)	$(86,501)	$7,419	$(16,361)	$(132,225)	$(13,726)

Supplemental information:
Losses and loss expenses:
Current period excluding items below	$198,937	$245,952	$255,425	$202,684	$198,610	$902,671	$644,512
Current period—notable loss events	—	20,917	82,111	—	—	103,028	20,752
Current period—non-notable loss events	—	(2,276)	10,992	1,787	14,689	25,192	17,306
Change in prior accident years	(15,548)	(19,685)	(26,588)	(23,730)	(26,689)	(96,692)	(77,829)
Total losses and loss expenses	$183,389	$244,908	$321,940	$180,741	$186,610	$934,199	$604,741
Selected ratios:
Ratio of net to gross premiums written	75.6%	85.0%	77.1%	86.3%	79.4%	82.0%	86.4%
Losses and loss expense ratio:
Current period excluding items below	66.4%	73.8%	75.3%	66.5%	71.2%	71.9%	64.3%
Current period—notable loss events	—%	6.3%	24.2%	—%	—%	8.2%	2.1%
Current period—non-notable loss events	—%	(0.7)%	3.2%	0.6%	5.3%	2.0%	1.7%
Change in prior accident years	(5.2)%	(5.9)%	(7.8)%	(7.8)%	(9.6)%	(7.7)%	(7.8)%
Losses and loss expense ratio	61.2%	73.5%	94.9%	59.3%	66.9%	74.4%	60.3%
Policy acquisition cost ratio	20.0%	18.1%	17.5%	19.7%	21.9%	19.2%	23.2%
General and administrative expense ratio	23.7%	20.6%	13.4%	18.8%	17.4%	17.5%	18.0%
Expense ratio	43.7%	38.7%	30.9%	38.5%	39.3%	36.7%	41.2%
Combined ratio	104.9%	112.2%	125.8%	97.8%	106.2%	111.1%	101.5%

Validus Holdings, Ltd.
Underwriting Results by Class of Business - Three Months Ended - Insurance Segment

	Three Months Ended March 31, 2018				Three Months Ended March 31, 2017
	Property	Specialty - Short-tail	Specialty - Other	Total	Property	Specialty - Short-tail	Specialty - Other	Total
Underwriting revenues
Gross premiums written	$91,958	$538,322	$155,515	$785,795	$81,547	$179,221	$122,022	$382,790
Reinsurance premiums ceded	(47,055)	(105,303)	(39,279)	(191,637)	(33,263)	(26,554)	(19,183)	(79,000)
Net premiums written	44,903	433,019	116,236	594,158	48,284	152,667	102,839	303,790
Change in unearned premiums	30,084	(312,988)	(11,716)	(294,620)	19,990	(40,070)	(4,616)	(24,696)
Net premiums earned	74,987	120,031	104,520	299,538	68,274	112,597	98,223	279,094
Other insurance related income				2,170				996
Total underwriting revenues				301,708				280,090
Underwriting deductions
Losses and loss expenses	53,552	59,674	70,163	183,389	59,487	55,708	71,415	186,610
Policy acquisition costs	16,556	21,481	22,020	60,057	13,823	26,618	20,751	61,192
Total underwriting deductions before G&A	70,108	81,155	92,183	243,446	73,310	82,326	92,166	247,802
Underwriting income (loss) before G&A	$4,879	$38,876	$12,337	$58,262	$(5,036)	$30,271	$6,057	$32,288
General and administrative expenses				68,050				45,276
Share compensation expenses				2,989				3,373
Total underwriting deductions				314,485				296,451
Underwriting (loss)				$(12,777)				$(16,361)

Supplemental information:
Losses and loss expenses:
Current period excluding items below	$49,484	$71,875	$77,578	$198,937	$53,464	$67,471	$77,675	$198,610
Current period—notable loss events	—	—	—	—	—	—	—	—
Current period—non-notable loss events	—	—	—	—	14,689	—	—	14,689
Change in prior accident years	4,068	(12,201)	(7,415)	(15,548)	(8,666)	(11,763)	(6,260)	(26,689)
Total losses and loss expenses	$53,552	$59,674	$70,163	$183,389	$59,487	$55,708	$71,415	$186,610
Selected ratios:
Ratio of net to gross premiums written	48.8%	80.4%	74.7%	75.6%	59.2%	85.2%	84.3%	79.4%
Losses and loss expense ratio:
Current period excluding items below	66.0%	59.9%	74.2%	66.4%	78.3%	59.9%	79.1%	71.2%
Current period—notable loss events	—%	—%	—%	—%	—%	—%	—%	—%
Current period—non-notable loss events	—%	—%	—%	—%	21.5%	—%	—%	5.3%
Change in prior accident years	5.4%	(10.2)%	(7.1)%	(5.2)%	(12.7)%	(10.4)%	(6.4)%	(9.6)%
Losses and loss expense ratio	71.4%	49.7%	67.1%	61.2%	87.1%	49.5%	72.7%	66.9%
Policy acquisition cost ratio	22.1%	17.9%	21.1%	20.0%	20.2%	23.6%	21.1%	21.9%
General and administrative expense ratio				23.7%				17.4%
Expense ratio				43.7%				39.3%
Combined ratio				104.9%				106.2%

Validus Holdings, Ltd.
Asset Management Segment Information

	Three Months Ended					Years Ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2017	December 31, 2016
Fee revenues
Third party	$6,209	$5,061	$5,095	$5,549	$4,644	$20,349	$18,771
Related party	443	418	457	644	631	2,150	3,329
Total fee revenues	6,652	5,479	5,552	6,193	5,275	22,499	22,100
Expenses
General and administrative expenses	4,547	2,582	2,929	3,549	3,844	12,904	10,233
Share compensation expenses	41	41	183	83	82	389	249
Finance expenses	78	30	32	44	31	137	947
Tax (benefit) expense	(7)	(61)	(65)	135	(1)	8	90
Foreign exchange losses (gains)	1	—	7	1	(1)	7	19
Total expenses	4,660	2,592	3,086	3,812	3,955	13,445	11,538
Income before investment income (loss) from funds and sidecars	1,992	2,887	2,466	2,381	1,320	9,054	10,562
Investment income (loss) from funds and sidecars (a)
AlphaCat Sidecars	32	11	201	(21)	(112)	79	607
AlphaCat ILS Funds - Lower Risk (b)	1,234	961	(7,553)	1,301	2,189	(3,102)	8,901
AlphaCat ILS Funds - Higher Risk (b)	3,820	(5,813)	(21,816)	2,600	2,367	(22,662)	7,471
BetaCat ILS Funds	186	827	(922)	263	368	536	3,623
PaCRe	—	—	—	—	—	—	(23)
Validus' share of investment income (loss) from funds and sidecars	5,272	(4,014)	(30,090)	4,143	4,812	(25,149)	20,579
Asset Management segment income (loss)	$7,264	$(1,127)	$(27,624)	$6,524	$6,132	$(16,095)	$31,141

Gross premiums written
AlphaCat Sidecars	$(143)	$(247)	$—	$—	$66	$(181)	$(341)
AlphaCat ILS Funds - Lower Risk (b)	109,950	10,776	10,979	53,632	52,908	128,295	112,222
AlphaCat ILS Funds - Higher Risk (b)	165,896	4,493	16,275	43,672	93,536	157,976	140,022
AlphaCat Direct (c)	10,922	(24)	(41)	8,378	18,416	26,729	18,499
Total	$286,625	$14,998	$27,213	$105,682	$164,926	$312,819	$270,402
Notes:

(a)	The investment income (loss) from funds and sidecars is based on equity accounting.

(b)
Lower risk AlphaCat ILS funds have a maximum permitted portfolio expected loss of less than 7%, whereas higher risk AlphaCat ILS funds have a maximum permitted portfolio expected loss of 7% or greater. The maximum permitted portfolio expected loss represents the average annual loss over the set of simulation scenarios divided by the total limit.

(c)	AlphaCat Direct includes direct investments from a third party investor in AlphaCat Reinsurance Ltd.

Validus Holdings, Ltd.
Assets Under Management

	As at
	April 1, 2018	January 1, 2018	October 1, 2017	July 1, 2017	April 1, 2017
Assets Under Management - Related Party (a)
AlphaCat Sidecars	$4,777	$5,631	$5,608	$5,686	$5,656
AlphaCat ILS Funds - Lower Risk (b)	75,283	75,898	75,492	79,808	125,098
AlphaCat ILS Funds - Higher Risk (b)	74,253	68,290	62,566	84,663	86,679
AlphaCat Direct (c)	—	—	—	—	—
BetaCat ILS Funds	25,104	24,914	24,084	25,000	27,062
Total	$179,417	$174,733	$167,750	$195,157	$244,495

Assets Under Management - Third Party (a)
AlphaCat Sidecars	$17,120	$20,565	$20,459	$20,590	$20,422
AlphaCat ILS Funds - Lower Risk (b)	1,741,804	1,663,606	1,317,417	1,309,377	1,302,337
AlphaCat ILS Funds - Higher Risk (b)	1,157,510	1,029,224	687,674	896,639	790,734
AlphaCat Direct (c)	490,716	443,730	546,226	534,555	457,744
BetaCat ILS Funds	77,547	67,046	120,391	118,493	87,375
Total	$3,484,697	$3,224,171	$2,692,167	$2,879,654	$2,658,612
Total Assets Under Management (a)	$3,664,114	$3,398,904	$2,859,917	$3,074,811	$2,903,107
Notes:

(a)	The Company’s assets under management are based on NAV and are represented by investments made by related parties and third parties in the feeder funds and on a direct basis.

(b)
Lower risk AlphaCat ILS funds have a maximum permitted portfolio expected loss of less than 7%, whereas higher risk AlphaCat ILS funds have a maximum permitted portfolio expected loss of 7% or greater. The maximum permitted portfolio expected loss represents the average annual loss over the set of simulation scenarios divided by the total limit.

(c)	AlphaCat Direct includes direct investments from a third party investor in AlphaCat Reinsurance Ltd.

Validus Holdings, Ltd.
Corporate and Investments

	Three Months Ended					Years Ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2017	December 31, 2016
Managed investments
Managed net investment income (a)	$39,791	$41,609	$37,091	$38,063	$36,192	$152,955	$141,718
Net realized gains (losses) on managed investments (a)	1,142	7,157	903	2,269	(2,892)	7,437	14,680
Change in net unrealized (losses) gains on managed investments (a)	(56,777)	(24,861)	941	15,942	14,349	6,371	14,106
Income (loss) from investment affiliates	13,068	6,345	1,011	9,466	5,188	22,010	(2,083)
Total managed investment return	(2,776)	30,250	39,946	65,740	52,837	188,773	168,421

Corporate expenses
General and administrative expenses	12,309	5,582	8,836	16,219	17,961	48,598	72,249
Share compensation expenses	4,036	4,147	3,990	4,636	3,413	16,186	16,003
Finance expenses (a)	14,090	15,732	14,449	14,149	13,864	58,194	57,183
Dividends on preferred shares	5,828	5,828	5,627	2,203	2,203	15,861	4,455
Tax (benefit) (a)	(6,826)	(351)	(2,567)	(1,122)	(3,548)	(7,588)	(19,819)
Total Corporate expenses	29,437	30,938	30,335	36,085	33,893	131,251	130,071

Other items
Foreign exchange (losses) gains (a)	(3)	(829)	(1,495)	(7,323)	1,103	(8,544)	10,778
Other income (loss)	44	—	35	174	94	303	(766)
Transaction expenses	(7,756)	—	—	(4,427)	—	(4,427)	—
Total other items	(7,715)	(829)	(1,460)	(11,576)	1,197	(12,668)	10,012
Total Corporate and Investments	$(39,928)	$(1,517)	$8,151	$18,079	$20,141	$44,854	$48,362
Notes:

(a)	These items exclude the components which are included in the Asset Management segment income (loss) and amounts which are consolidated from variable interest entities.

Validus Holdings, Ltd.
Segment Reconciliation - Three Months Ended

	Three Months Ended March 31, 2018
	Reinsurance Segment	Insurance Segment	Asset Management Segment and Consolidated VIEs	Corporate & Investments	Eliminations	Total
Underwriting revenues
Gross premiums written	$765,573	$785,795	$286,625	$—	$(5,537)	$1,832,456
Reinsurance premiums ceded	(190,194)	(191,637)	—	—	5,537	(376,294)
Net premiums written	575,379	594,158	286,625	—	—	1,456,162
Change in unearned premiums	(350,627)	(294,620)	(191,973)	—	—	(837,220)
Net premiums earned	224,752	299,538	94,652	—	—	618,942
Other insurance related income	2	2,170	28,080	—	(4,756)	25,496
Total underwriting revenues	224,754	301,708	122,732	—	(4,756)	644,438
Underwriting deductions
Losses and loss expenses	103,473	183,389	34,683	—	—	321,545
Policy acquisition costs	48,340	60,057	8,059	—	—	116,456
General and administrative expenses	28,915	68,050	10,208	12,309	(4,756)	114,726
Share compensation expenses	2,663	2,989	41	4,036	—	9,729
Total underwriting deductions	183,391	314,485	52,991	16,345	(4,756)	562,456
Underwriting income (loss)	$41,363	$(12,777)	$69,741	$(16,345)	$—	$81,982
Net investment return (a)	—	—	12,735	(2,776)	—	9,959
Other items (b)	—	—	362	(20,807)	—	(20,445)
(Income) attributable to AlphaCat investors	—	—	(10,862)	—	—	(10,862)
Net (income) attributable to noncontrolling interests	—	—	(64,712)	—	—	(64,712)
Net income (loss) available (attributable) to Validus common shareholders	$41,363	$(12,777)	$7,264	$(39,928)	$—	$(4,078)

	Three Months Ended March 31, 2017
	Reinsurance Segment	Insurance Segment	Asset Management Segment and Consolidated VIEs	Corporate & Investments	Eliminations	Total
Underwriting revenues
Gross premiums written	$643,141	$382,790	$164,926	$—	$—	$1,190,857
Reinsurance premiums ceded	(114,446)	(79,000)	(6,660)	—	—	(200,106)
Net premiums written	528,695	303,790	158,266	—	—	990,751
Change in unearned premiums	(297,040)	(24,696)	(93,639)	—	—	(415,375)
Net premiums earned	231,655	279,094	64,627	—	—	575,376
Other insurance related income	2	996	5,161	—	(4,923)	1,236
Total underwriting revenues	231,657	280,090	69,788	—	(4,923)	576,612
Underwriting deductions
Losses and loss expenses	80,881	186,610	2,094	—	—	269,585
Policy acquisition costs	43,535	61,192	6,901	—	—	111,628
General and administrative expenses	19,969	45,276	9,641	17,961	(4,923)	87,924
Share compensation expenses	2,623	3,373	82	3,413	—	9,491
Total underwriting deductions	147,008	296,451	18,718	21,374	(4,923)	478,628
Underwriting income (loss)	$84,649	$(16,361)	$51,070	$(21,374)	$—	$97,984
Net investment return (a)	—	—	4,749	52,837	—	57,586
Other items (b)	—	—	388	(11,322)	—	(10,934)
(Income) attributable to AlphaCat investors	—	—	(7,503)	—	—	(7,503)
Net (income) attributable to noncontrolling interests	—	—	(42,572)	—	—	(42,572)
Net income (loss) available (attributable) to Validus common shareholders	$84,649	$(16,361)	$6,132	$20,141	$—	$94,561
Notes:

(a)	Net investment return includes net investment income, net realized and change in net unrealized gains (losses) on investments and income (loss) from investment affiliates.

(b)	Other items includes finance expenses, transaction expenses, dividends on preferred shares, tax benefit, foreign exchange gains (losses) and other income (loss).

Validus Holdings, Ltd.
Non-GAAP Financial Measure Reconciliation
Net Operating Income (Loss) available (attributable) to Validus Common Shareholders, Net Operating Income (Loss) per diluted share available (attributable) to Validus Common Shareholders and Annualized Net Operating Return on Average Equity

	Three Months Ended		Years Ended
	March 31, 2018	March 31, 2017	December 31, 2017	December 31, 2016
Net (loss) income (attributable) available to Validus common shareholders	$(4,078)	$94,561	$(63,483)	$359,384
Non-GAAP Adjustments:
Net realized (gains) losses on investments	(2,200)	1,164	(7,623)	(15,757)
Change in net unrealized losses (gains) on investments	57,381	(13,348)	(3,215)	(16,871)
(Income) loss from investment affiliates	(13,068)	(5,188)	(22,010)	2,083
Foreign exchange (gains) losses	(525)	(1,569)	7,447	(10,864)
Other (income) loss	(44)	(94)	(303)	766
Transaction expenses	7,756	—	4,427	—
Net income (loss) attributable to noncontrolling interests	429	728	(767)	457
Tax (benefit) expense (a)	(3,094)	580	521	1,687
Net operating income (loss) available (attributable) to Validus common shareholders (b)	$42,557	$76,834	$(85,006)	$320,885

Weighted average number of diluted common shares outstanding	79,325,688	80,739,142	79,091,376	82,359,460

(Loss) earnings per diluted share (attributable) available to Validus common shareholders	$(0.05)	$1.17	$(0.80)	$4.36
Non-GAAP Adjustments:
Net realized (gains) losses on investments	(0.03)	0.01	(0.10)	(0.19)
Change in net unrealized losses (gains) on investments	0.72	(0.17)	(0.04)	(0.20)
(Income) loss from investment affiliates	(0.17)	(0.06)	(0.28)	0.03
Foreign exchange (gains) losses	(0.01)	(0.02)	0.09	(0.14)
Other (income) loss	—	—	—	0.01
Transaction expenses	0.10	—	0.06	—
Net income (loss) attributable to noncontrolling interests	0.01	0.01	(0.01)	0.01
Tax (benefit) expense (a)	(0.04)	0.01	0.01	0.02
Net operating income (loss) per diluted share available (attributable) to Validus common shareholders (b)	$0.53	$0.95	$(1.07)	$3.90

Average shareholders' equity available to Validus common shareholders (c)	$3,498,152	$3,725,084	$3,658,591	$3,697,114

Annualized return on average equity	(0.5%)	10.2%	(1.7%)	9.7%
Annualized net operating return on average equity (b)	4.9%	8.3%	(2.3%)	8.7%
Notes:

(a)
Represents the tax expense or benefit associated with the specific country to which the pre-tax adjustment relates to. The tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors including the ability to utilize tax losses carried forward.

(b)	Non-GAAP financial measure. Refer to the Explanatory Notes on page 3 for further information.

(c)
Average shareholders’ equity for the three months ended is the average of the beginning and ending quarter end shareholders’ equity balances, excluding the liquidation value of the preferred shares. Average shareholders’ equity for the year ended is the average of the beginning, ending and intervening quarter end shareholders’ equity balances, excluding the liquidation value of the preferred shares.

Validus Holdings, Ltd.
Gross Premiums Written by Segment by Class of Business

		Three Months Ended					Years Ended
		March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2017	December 31, 2016
Reinsurance Segment
Property	Cat XOL (a)	$204,633	$5,089	$108,717	$162,701	$155,977	$432,484	$374,242
	Per Risk XOL	8,292	1,330	11,907	4,358	8,385	25,980	25,360
	Proportional (b)	61,064	11,707	6,857	19,644	52,305	90,513	97,661
	Total Property	273,989	18,126	127,481	186,703	216,667	548,977	497,263
Specialty - Short-tail	Aerospace and Aviation	18,473	886	4,751	25,308	21,334	52,279	62,071
	Agriculture	93,214	5,168	449	22,061	152,447	180,125	243,180
	Composite	54,422	4,209	7,170	17,349	34,090	62,818	59,244
	Marine	100,311	1,224	2,559	16,324	103,162	123,269	117,614
	Other Specialty - Short-tail (c)	22,283	365	1,410	3,507	10,837	16,119	8,359
	Technical Lines	5,547	110	3,207	4,959	4,182	12,458	12,534
	Terrorism	6,082	529	1,010	(154)	5,039	6,424	6,159
	Trade Credit	48,824	(89)	(8)	50	44,154	44,107	38,279
	Workers' Compensation	2,954	595	3,084	2,200	1,633	7,512	8,064
	Total Specialty - Short Tail	352,110	12,997	23,632	91,604	376,878	505,111	555,504
Specialty - Other	Casualty	102,431	12,023	8,890	39,126	24,510	84,549	86,107
	Financial	37,043	8,814	9,569	13,101	25,086	56,570	46,038
	Total Specialty - Other	139,474	20,837	18,459	52,227	49,596	141,119	132,145
	Total Reinsurance Segment	$765,573	$51,960	$169,572	$330,534	$643,141	1,195,207	1,184,912
Insurance Segment
Property	Direct	$73,329	$78,639	$76,868	$86,113	$67,878	$309,498	$277,024
	Downstream Energy and Power	18,629	26,366	17,994	29,765	13,669	87,794	94,197
	Total Property	91,958	105,005	94,862	115,878	81,547	397,292	371,221
Specialty - Short-tail	Accident and Health	3,248	4,560	4,411	5,176	5,910	20,057	29,326
	Agriculture	444,203	65,737	51,800	23,939	84,299	225,775	—
	Aviation	4,842	9,119	5,587	4,417	5,159	24,282	27,290
	Contingency	9,637	11,754	3,615	6,988	3,964	26,321	35,412
	Marine	46,046	34,761	29,735	59,409	47,364	171,269	192,526
	Political Lines (d)	30,346	29,302	23,167	28,254	32,525	113,248	113,048
	Total Specialty - Short Tail	538,322	155,233	118,315	128,183	179,221	580,952	397,602
Specialty - Other	Financial	24,439	22,281	19,530	13,980	13,738	69,529	53,484
	Liability (e)	68,437	60,874	65,906	67,393	58,637	252,810	225,776
	Marine and Energy Liability	25,640	10,428	8,034	12,900	24,172	55,534	53,515
	Political Risk	26,229	21,394	20,231	18,545	22,136	82,306	78,598
	Products and Airports	10,770	1,799	6,394	3,178	3,339	14,710	13,941
	Total Specialty - Other	155,515	116,776	120,095	115,996	122,022	474,889	425,314
	Total Insurance Segment	$785,795	$377,014	$333,272	$360,057	$382,790	1,453,133	1,194,137
Asset Management Segment
Property	Cat XOL	$282,491	$13,278	$22,013	$99,318	$159,765	$294,374	$260,786
	Total Property	282,491	13,278	22,013	99,318	159,765	294,374	260,786
Specialty - Short-tail	Agriculture	—	(1,391)	1,936	4,020	(35)	4,530	2,879
	Composite	3,697	3,111	2,872	2,362	4,788	13,133	5,518
	Workers' Compensation	437	—	392	(18)	408	782	1,219
	Total Specialty - Short Tail	4,134	1,720	5,200	6,364	5,161	18,445	9,616
	Total Asset Management Segment	$286,625	$14,998	$27,213	$105,682	$164,926	312,819	270,402
Intersegment Revenue	Property	(5,537)	(649)	(6,248)	(725)	—	(7,622)	(746)
	Specialty - Short-tail	—	—	47	(2,646)	—	(2,599)	—
	Specialty - Other	—	—	—	—	—	—	—
	Total Intersegment Revenue	$(5,537)	$(649)	$(6,201)	$(3,371)	$—	$(10,221)	$(746)
Total Gross Premiums Written		$1,832,456	$443,323	$523,856	$792,902	$1,190,857	$2,950,938	$2,648,705
Notes:

(a)	Property Cat XOL is composed of Catastrophe XOL, Aggregate XOL, Reinstatement Premium Protection, Per Event XOL, Second Event and Third Event covers.

(b)	Proportional is composed of Quota Share and Surplus Share covers.

(c)	Other Specialty - Short-tail classes include Contingency, Crisis Management and Life and Accident & Health.

(d)	Political Lines includes War and Political Violence.

(e)	Liability includes General Liability, Professional Liability, Products Liability and Miscellaneous Malpractice.

Validus Holdings, Ltd.
Consolidated Analysis of Reserves for Losses and Loss Expenses

	March 31, 2018			December 31, 2017
	Reserve for losses and loss expenses	Loss reserves recoverable	Net	Reserve for losses and loss expenses	Loss reserves recoverable	Net
Property	$2,212,591	$634,217	$1,578,374	$2,291,743	$739,153	$1,552,590
Specialty - Short-tail	1,283,695	204,415	1,079,280	1,445,512	356,618	1,088,894
Specialty - Other	1,136,343	141,312	995,031	1,094,135	138,226	955,909
Total	$4,632,629	$979,944	$3,652,685	$4,831,390	$1,233,997	$3,597,393

	March 31, 2018			December 31, 2017
	Case Reserves	IBNR Reserves	Reserve for losses and loss expenses	Case Reserves	IBNR Reserves	Reserve for losses and loss expenses
Property	$898,512	$1,314,079	$2,212,591	$893,180	$1,398,563	$2,291,743
Specialty - Short-tail	537,548	746,147	1,283,695	515,450	930,062	1,445,512
Specialty - Other	334,218	802,125	1,136,343	345,214	748,921	1,094,135
Total	$1,770,278	$2,862,351	$4,632,629	$1,753,844	$3,077,546	$4,831,390
% of Total	38.2%	61.8%	100.0%	36.3%	63.7%	100.0%

Validus Holdings, Ltd.
Consolidated Losses and Loss Ratios by Segment

	At or for the Three Months Ended
	March 31, 2018				March 31, 2017
	Reinsurance Segment	Insurance Segment	Asset Management Segment	Total	Reinsurance Segment	Insurance Segment	Asset Management Segment	Total
Gross reserves, beginning of period	$1,816,654	$2,300,437	$714,299	$4,831,390	$1,193,497	$1,753,164	$48,534	$2,995,195
Loss reserves recoverable	(548,131)	(640,866)	(45,000)	(1,233,997)	(108,528)	(321,893)	—	(430,421)
Net reserves, beginning of period	1,268,523	1,659,571	669,299	3,597,393	1,084,969	1,431,271	48,534	2,564,774

Incurred losses - current year	121,311	198,937	8,867	329,115	112,005	213,299	5,512	330,816
Change in prior accident years	(17,838)	(15,548)	25,816	(7,570)	(31,124)	(26,689)	(3,418)	(61,231)
Total net incurred losses and loss expenses	103,473	183,389	34,683	321,545	80,881	186,610	2,094	269,585

Foreign exchange loss	8,683	6,803	141	15,627	8,996	3,173	148	12,317

Paid losses - current year	(3,081)	(16,654)	—	(19,735)	(2,346)	(5,352)	—	(7,698)
Paid losses - prior years	(93,307)	(192,024)	23,186	(262,145)	(95,130)	(137,988)	(4,971)	(238,089)
Total net paid losses	(96,388)	(208,678)	23,186	(281,880)	(97,476)	(143,340)	(4,971)	(245,787)

Net reserves, end of period	1,284,291	1,641,085	727,309	3,652,685	1,077,370	1,477,714	45,805	2,600,889
Loss reserves recoverable	529,574	450,370	—	979,944	99,504	352,352	—	451,856
Gross reserves, end of period	$1,813,865	$2,091,455	$727,309	$4,632,629	$1,176,874	$1,830,066	$45,805	$3,052,745

Net premiums earned	$224,752	$299,538	$94,652	$618,942	$231,655	$279,094	$64,627	$575,376

Current year loss ratio	53.9%	66.4%	9.3%	53.2%	48.3%	76.5%	8.5%	57.5%
Change in prior accident years loss ratio	(7.9)%	(5.2)%	27.3%	(1.2)%	(13.4)%	(9.6)%	(5.3)%	(10.6)%
Net loss ratio	46.0%	61.2%	36.6%	52.0%	34.9%	66.9%	3.2%	46.9%
Paid to incurred ratio	93.2%	113.8%	(66.9)%	87.7%	120.5%	76.8%	237.4%	91.2%

Validus Holdings, Ltd.
Losses and Loss Ratios by Class of Business - Reinsurance Segment

	At or for the Three Months Ended
	March 31, 2018				March 31, 2017
	Property	Specialty - Short-tail	Specialty - Other	Total	Property	Specialty - Short-tail	Specialty - Other	Total
Gross reserves, beginning of period	$974,797	$724,954	$116,903	$1,816,654	$476,908	$672,512	$44,077	$1,193,497
Loss reserves recoverable	(412,592)	(131,287)	(4,252)	(548,131)	(41,892)	(66,423)	(213)	(108,528)
Net reserves, beginning of period	562,205	593,667	112,651	1,268,523	435,016	606,089	43,864	1,084,969

Incurred losses - current year	33,944	64,358	23,009	121,311	21,499	76,198	14,308	112,005
Change in prior accident years	(4,822)	(13,451)	435	(17,838)	(4,062)	(26,748)	(314)	(31,124)
Total net incurred losses and loss expenses	29,122	50,907	23,444	103,473	17,437	49,450	13,994	80,881

Foreign exchange loss	5,979	2,615	89	8,683	8,286	400	310	8,996

Paid losses - current year	183	(3,144)	(120)	(3,081)	(286)	(1,991)	(69)	(2,346)
Paid losses - prior years	(64,267)	(28,139)	(901)	(93,307)	(37,138)	(57,817)	(175)	(95,130)
Total net paid losses	(64,084)	(31,283)	(1,021)	(96,388)	(37,424)	(59,808)	(244)	(97,476)

Net reserves, end of period	533,222	615,906	135,163	1,284,291	423,315	596,131	57,924	1,077,370
Loss reserves recoverable	399,788	123,038	6,748	529,574	36,452	62,456	596	99,504
Gross reserves, end of period	$933,010	$738,944	$141,911	$1,813,865	$459,767	$658,587	$58,520	$1,176,874

Net premiums earned	$89,851	$97,054	$37,847	$224,752	$102,382	$104,351	$24,922	$231,655

Current year loss ratio	37.8%	66.3%	60.8%	53.9%	21.0%	73.0%	57.5%	48.3%
Change in prior accident years loss ratio	(5.4)%	(13.9)%	1.1%	(7.9)%	(4.0)%	(25.6)%	(1.3)%	(13.4)%
Net loss ratio	32.4%	52.4%	61.9%	46.0%	17.0%	47.4%	56.2%	34.9%
Paid to incurred ratio	220.1%	61.5%	4.4%	93.2%	214.6%	120.9%	1.7%	120.5%

Validus Holdings, Ltd.
Losses and Loss Ratios by Class of Business - Insurance Segment

	At or for the Three Months Ended
	March 31, 2018				March 31, 2017
	Property	Specialty - Short-tail	Specialty - Other	Total	Property	Specialty - Short-tail	Specialty - Other	Total
Gross reserves, beginning of period	$627,892	$695,313	$977,232	$2,300,437	$312,418	$505,954	$934,792	$1,753,164
Loss reserves recoverable	(281,561)	(225,331)	(133,974)	(640,866)	(65,681)	(120,394)	(135,818)	(321,893)
Net reserves, beginning of period	346,331	469,982	843,258	1,659,571	246,737	385,560	798,974	1,431,271

Incurred losses - current year	49,484	71,875	77,578	198,937	68,153	67,471	77,675	213,299
Change in prior accident years	4,068	(12,201)	(7,415)	(15,548)	(8,666)	(11,763)	(6,260)	(26,689)
Total net incurred losses and loss expenses	53,552	59,674	70,163	183,389	59,487	55,708	71,415	186,610

Foreign exchange loss	1,201	2,267	3,335	6,803	621	1,035	1,517	3,173

Paid losses - current year	(5,533)	(10,478)	(643)	(16,654)	(4,125)	(393)	(834)	(5,352)
Paid losses - prior years	(51,218)	(84,561)	(56,245)	(192,024)	(36,858)	(50,235)	(50,895)	(137,988)
Total net paid losses	(56,751)	(95,039)	(56,888)	(208,678)	(40,983)	(50,628)	(51,729)	(143,340)

Net reserves, end of period	344,333	436,884	859,868	1,641,085	265,862	391,675	820,177	1,477,714
Loss reserves recoverable	234,429	81,377	134,564	450,370	109,385	96,451	146,516	352,352
Gross reserves, end of period	$578,762	$518,261	$994,432	$2,091,455	$375,247	$488,126	$966,693	$1,830,066

Net premiums earned	$74,987	$120,031	$104,520	$299,538	$68,274	$112,597	$98,223	$279,094

Current year loss ratio	66.0%	59.9%	74.2%	66.4%	99.8%	59.9%	79.1%	76.5%
Change in prior accident years loss ratio	5.4%	(10.2)%	(7.1)%	(5.2)%	(12.7)%	(10.4)%	(6.4)%	(9.6)%
Net loss ratio	71.4%	49.7%	67.1%	61.2%	87.1%	49.5%	72.7%	66.9%
Paid to incurred ratio	106.0%	159.3%	81.1%	113.8%	68.9%	90.9%	72.4%	76.8%

Validus Holdings, Ltd.
Analysis of Loss Ratios by Segment

	Three Months Ended					Years Ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2017	December 31, 2016
Reinsurance Segment
Current period - excluding items below	53.9%	53.1%	43.5%	48.2%	46.1%	47.6%	46.1%
Current period - notable loss events (a)	—%	5.9%	100.2%	—%	—%	29.1%	4.5%
Current period - non-notable loss events (b)	—%	3.7%	0.3%	2.2%	2.2%	2.1%	4.7%
Change in prior accident years	(7.9)%	(8.5)%	(16.0)%	(6.1)%	(13.4)%	(11.1)%	(13.6)%
Net loss ratio	46.0%	54.2%	128.0%	44.3%	34.9%	67.7%	41.7%

Insurance Segment
Current period - excluding items below	66.4%	73.8%	75.3%	66.5%	71.2%	71.9%	64.3%
Current period - notable loss events (a)	—%	6.3%	24.2%	—%	—%	8.2%	2.1%
Current period - non-notable loss events (b)	—%	(0.7)%	3.2%	0.6%	5.3%	2.0%	1.7%
Change in prior accident years	(5.2)%	(5.9)%	(7.8)%	(7.8)%	(9.6)%	(7.7)%	(7.8)%
Net loss ratio	61.2%	73.5%	94.9%	59.3%	66.9%	74.4%	60.3%

Asset Management Segment
Current period - excluding items below	9.3%	19.7%	11.3%	7.3%	8.5%	11.7%	6.8%
Current period - notable loss events (a)	—%	125.4%	552.0%	—%	—%	214.0%	9.7%
Current period - non-notable loss events (b)	—%	3.9%	1.7%	—%	—%	1.4%	2.5%
Change in prior accident years	27.3%	(3.0)%	(3.2)%	(5.7)%	(5.3)%	(4.2)%	(1.1)%
Net loss ratio	36.6%	146.0%	561.8%	1.6%	3.2%	222.9%	17.9%

Consolidated
Current period - excluding items below	53.2%	60.3%	53.9%	52.6%	54.1%	55.1%	49.9%
Current period - notable loss events (a)	—%	18.5%	128.1%	—%	—%	40.6%	4.0%
Current period - non-notable loss events (b)	—%	1.5%	1.9%	1.2%	3.4%	2.0%	3.1%
Change in prior accident years	(1.2)%	(6.6)%	(10.4)%	(6.9)%	(10.6)%	(8.6)%	(9.6)%
Net loss ratio	52.0%	73.7%	173.5%	46.9%	46.9%	89.1%	47.4%
Notes:

(a)	The Company defines a notable loss event as an event whereby consolidated net losses and loss expenses aggregate to a threshold greater than or equal to $30.0 million.

(b)	The Company defines a non-notable loss event as an event whereby consolidated net losses and loss expenses aggregate to a threshold greater than or equal to $15.0 million but less than $30.0 million.

Validus Holdings, Ltd.
Consolidated Reinsurance Recoverable Analysis

Consolidated Reinsurance Recoverable at March 31, 2018
Categories	Reinsurance Recoverable (a)%		Top 10 Reinsurers	Rating (b)	Reinsurance Recoverable (a)%
Top 10 reinsurers	$878,685	84.5%	Fully collateralized reinsurers	NR	$407,361	39.2%
Other reinsurers' balances > $1 million	153,572	14.8%	Everest Re	A+	128,360	12.3%
Other reinsurers' balances < $1 million	7,579	0.7%	Lloyd's Syndicates	A+	69,885	6.7%
Total	$1,039,836	100.0%	Swiss Re	AA-	56,892	5.5%
			Munich Re	AA-	50,097	4.8%
			Hannover Re	AA-	49,501	4.8%
			Transatlantic Re	A+	38,446	3.7%
			Qatar Insurance Company	A	30,981	3.0%
			Markel	A	25,893	2.5%
			XL Catlin	A+	21,269	2.0%
			Total		$878,685	84.5%

Consolidated Reinsurance Recoverable at December 31, 2017
Categories	Reinsurance Recoverable (a)%		Top 10 Reinsurers	Rating (b)	Reinsurance Recoverable (a)%
Top 10 reinsurers	$1,055,445	82.5%	Fully collateralized reinsurers	NR	$459,339	35.9%
Other reinsurers' balances > $1 million	218,226	17.0%	Everest Re	A+	128,206	10.0%
Other reinsurers' balances < $1 million	7,199	0.5%	Munich Re	AA-	94,180	7.4%
Total	$1,280,870	100.0%	Lloyd's Syndicates	A+	74,277	5.8%
			Federal Crop Insurance Corporation	(c)	68,745	5.4%
			Swiss Re	AA-	65,218	5.1%
			Hannover Re	AA-	53,523	4.2%
			Qatar Insurance Company	A	50,160	3.9%
			Transatlantic Re	A+	33,729	2.6%
			Markel	A	28,068	2.2%
			Total		$1,055,445	82.5%
Notes:

(a)	Reinsurance Recoverable includes Loss Reserves Recoverable and Paid Losses Recoverable.

(b)	99.0% of Reinsurance Recoverable at March 31, 2018 were from reinsurers rated A- or better by internationally recognized rating agencies or were fully collateralized.

(c)
The Company participates in a crop reinsurance program sponsored by the U.S. federal government. The Company remains obligated for amounts ceded in the event that its reinsurers or retrocessionaires do not meet their obligations, except for amounts ceded to the U.S. federal government in the Insurance segment agriculture line of business.

Validus Holdings, Ltd.
Consolidated Investment Portfolio Composition and Net Investment Income

Investment portfolio	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Managed investments, cash and cash equivalents and restricted cash
U.S. Government and Government Agency	$589,161	$727,397	$595,694	$646,436	$718,025
Non-U.S. Government and Government Agency	318,345	312,239	290,538	292,504	258,463
States, municipalities, political subdivision	184,964	201,303	206,667	227,949	229,129
Agency residential mortgage-backed securities	968,258	978,049	828,400	783,006	653,395
Non-Agency residential mortgage-backed securities	43,487	40,373	38,993	26,683	19,382
U.S. corporate	1,534,805	1,533,395	1,466,739	1,386,484	1,486,882
Non-U.S. corporate	415,156	422,249	392,242	379,480	397,989
Bank loans	468,815	442,951	464,464	552,901	567,012
Asset-backed securities	741,712	658,303	522,524	502,056	514,690
Commercial mortgage-backed securities	318,392	312,395	314,221	316,190	318,288
Total fixed maturities	5,583,095	5,628,654	5,120,482	5,113,689	5,163,255
Total short-term investments	188,251	230,011	258,646	255,516	232,955
Total other investments	357,246	355,218	471,300	448,618	443,004
Investment in investment affiliates	113,471	100,137	92,079	103,377	94,697
Cash and cash equivalents	666,527	691,687	961,539	796,476	619,810
Restricted cash	70,968	62,848	51,585	48,101	36,099
Total managed investments, cash and cash equivalents and restricted cash (a)	6,979,558	7,068,555	6,955,631	6,765,777	6,589,820
Non-managed investments, cash and cash equivalents and restricted cash
Catastrophe bonds	219,927	229,694	299,484	304,954	201,961
Short-term investments	3,450,689	3,151,746	2,734,600	2,615,837	2,552,271
Cash and cash equivalents	5,646	63,303	4,091	3,929	4,127
Restricted cash	231,309	331,815	37,818	146,938	56,448
Total non-managed investments, cash and cash equivalents and restricted cash (a)	3,907,571	3,776,558	3,075,993	3,071,658	2,814,807
Total investments, cash and cash equivalents and restricted cash	$10,887,129	$10,845,113	$10,031,624	$9,837,435	$9,404,627

	Three Months Ended					Years Ended
Net investment income	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2017	December 31, 2016
Managed investments (a)
Fixed maturities and short-term investments	$37,769	$33,894	$30,823	$31,212	$31,671	$127,600	$119,085
Other investments	4,223	8,098	7,391	7,571	6,870	29,930	27,860
Cash and cash equivalents and restricted cash	1,139	1,513	1,230	716	610	4,069	2,939
Securities lending income	3	2	3	7	13	25	55
Total gross investment income	43,134	43,507	39,447	39,506	39,164	161,624	149,939
Investment expenses	(3,343)	(1,898)	(2,356)	(1,443)	(2,972)	(8,669)	(8,221)
Total managed net investment income	$39,791	$41,609	$37,091	$38,063	$36,192	$152,955	$141,718

Annualized effective investment yield - managed investments (b)	2.33%	2.44%	2.23%	2.35%	2.27%	2.32%	2.24%

Non-managed investments
Fixed maturities and short-term investments	$4,148	$3,332	$3,941	$4,500	$3,060	$14,833	$6,931
Cash and cash equivalents and restricted cash	8,133	4,019	3,426	1,678	962	10,085	1,736
Total non-managed net investment income	12,281	7,351	7,367	6,178	4,022	24,918	8,667
Total net investment income	$52,072	$48,960	$44,458	$44,241	$40,214	$177,873	$150,385
Notes:

(a)
Managed investments represent assets governed by the Company’s investment policy statement (“IPS”) whereas, non-managed investments represent assets held in support of consolidated AlphaCat variable interest entities which are not governed by the Company’s IPS.

(b)
Annualized effective investment yield on managed investments is calculated by dividing managed net investment income by the average balance of the yield bearing assets managed by our portfolio managers (including funds of high grade structured products which are included in other investments, but excluding all other investments). Average assets for the three months ended is the average of the beginning and ending quarter end asset balances. Average assets for the year ended is the average of the beginning, ending and intervening quarter end asset balances. Percentages for the quarter periods are annualized.

Validus Holdings, Ltd.
Consolidated Fixed Maturity Portfolio Credit Quality and Maturity Profile

	March 31, 2018		December 31, 2017
Fixed maturities - Credit Quality	Fair Value	%	Fair Value	%
Managed fixed maturities
AAA	$2,648,321	45.7%	$2,715,074	46.4%
AA	419,695	7.2%	442,397	7.6%
A	1,159,233	20.0%	1,137,795	19.4%
BBB	830,866	14.3%	828,392	14.1%
Total investment grade managed fixed maturities	5,058,115	87.2%	5,123,658	87.5%
BB	170,818	2.9%	168,967	2.9%
B	240,099	4.1%	237,131	4.0%
CCC	21,783	0.4%	18,217	0.3%
NR	92,280	1.6%	80,681	1.4%
Total non-investment grade managed fixed maturities	524,980	9.0%	504,996	8.6%
Total managed fixed maturities	5,583,095	96.2%	5,628,654	96.1%

Non-managed catastrophe bonds
BB	21,607	0.4%	22,110	0.3%
B	2,379	—%	3,265	0.1%
NR	195,941	3.4%	204,319	3.5%
Total non-investment grade non-managed catastrophe bonds	219,927	3.8%	229,694	3.9%
Total non-managed catastrophe bonds	219,927	3.8%	229,694	3.9%
Total fixed maturities	$5,803,022	100.0%	$5,858,348	100.0%

	March 31, 2018		December 31, 2017
Fixed maturities - Maturity Profile	Fair Value	%	Fair Value	%
Managed fixed maturities
Due in one year or less	$344,749	5.9%	$343,541	5.9%
Due after one year through five years	2,424,185	41.9%	2,513,620	42.8%
Due after five years through ten years	554,188	9.5%	577,109	9.9%
Due after ten years	188,124	3.2%	205,264	3.5%
	3,511,246	60.5%	3,639,534	62.1%
Asset-backed and mortgage backed securities	2,071,849	35.7%	1,989,120	34.0%
Total managed fixed maturities	5,583,095	96.2%	5,628,654	96.1%

Non-managed catastrophe bonds
Due in one year or less	67,926	1.2%	88,367	1.5%
Due after one year through five years	146,238	2.5%	138,844	2.4%
Due after five years through ten years	5,763	0.1%	2,483	—%
Total non-managed catastrophe bonds	219,927	3.8%	229,694	3.9%
Total fixed maturities	$5,803,022	100.0%	$5,858,348	100.0%

Validus Holdings, Ltd.
Top Ten Exposures to Fixed Income Corporate Issuers

	March 31, 2018
Issuer (a)	Fair Value (b)	Rating (c)	% of Managed Investments, Cash and Cash Equivalents and Restricted Cash
JPMorgan Chase & Co.	$62,897	BBB+	0.9%
Morgan Stanley	55,645	BBB+	0.8%
Goldman Sachs Group	55,316	BBB+	0.8%
Citigroup Inc.	49,566	BBB+	0.7%
Bank of America Corp.	48,184	BBB+	0.7%
Wells Fargo & Company	47,163	A	0.7%
HSBC Holdings plc	34,960	A	0.5%
CVS Health Corp.	33,611	BBB	0.5%
AT&T Inc.	30,973	BBB+	0.4%
International Business Machines Corp.	30,303	A+	0.4%
Total	$448,618		6.4%
Notes:

(a)	Issuers exclude government-backed, government-sponsored enterprises and cash and cash equivalents.

(b)
Credit exposures represent only direct exposure to fixed maturities and short-term investments of the parent issuer and its major subsidiaries. These exposures exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.

(c)
Investment ratings are the median of Moody's, Standard & Poor's and Fitch, presented in Standard & Poor's equivalent rating. For investments where three ratings are unavailable, the lower of the ratings shall apply, presented in Standard & Poor's equivalent rating.

Validus Holdings, Ltd.
Capitalization

Capitalization	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Senior Notes (a)	$245,614	$245,564	$245,513	$245,463	$245,412
Junior Subordinated Deferrable Debentures (JSDs) (a)	289,800	289,800	289,800	289,800	289,800
Flagstone Junior Subordinated Deferrable Debentures (JSDs) (a)	249,772	249,358	249,110	248,600	247,602
Total debt	785,186	784,722	784,423	783,863	782,814

Redeemable noncontrolling interests	1,423,110	1,004,094	1,133,880	1,251,660	1,657,630

Preferred shares, liquidation value (a)	400,000	400,000	400,000	400,000	150,000
Ordinary shares, capital and surplus available to Validus common shareholders	3,491,827	3,517,264	3,554,717	3,831,355	3,784,329
Accumulated other comprehensive income (loss)	9,405	(22,192)	(18,430)	(19,924)	(22,453)
Noncontrolling interests	334,357	16,718	78,947	415,658	330,597
Total shareholders' equity	$4,235,589	$3,911,790	$4,015,234	$4,627,089	$4,242,473

Total capitalization (b)	$6,443,885	$5,700,606	$5,933,537	$6,662,612	$6,682,917
Total capitalization available to Validus (c)	$4,686,418	$4,679,794	$4,720,710	$4,995,294	$4,694,690

Debt to total capitalization	12.2%	13.8%	13.2%	11.8%	11.7%
Debt (excluding JSDs) to total capitalization	3.8%	4.3%	4.1%	3.7%	3.7%
Debt and preferred shares to total capitalization	18.4%	20.8%	20.0%	17.8%	14.0%

Debt to total capitalization available to Validus	16.8%	16.8%	16.6%	15.7%	16.7%
Debt (excluding JSDs) to total capitalization available to Validus	5.2%	5.2%	5.2%	4.9%	5.2%
Debt and preferred shares to total capitalization available to Validus	25.3%	25.3%	25.1%	23.7%	19.9%
Notes:

(a)
For further information regarding the Company's debt and preferred shares, refer to the Notes to the Consolidated Financial Statements included in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

(b)	Total capitalization equals total shareholders' equity plus redeemable noncontrolling interests, Senior Notes and Junior Subordinated Deferrable Debentures.

(c)	Total capitalization available to Validus equals total shareholders' equity less noncontrolling interests plus Senior Notes and Junior Subordinated Deferrable Debentures.

Validus Holdings, Ltd.
Estimated Exposures to Peak Zone Property Catastrophe Losses - As of April 1, 2018

Probable Maximum Losses by Zone and Peril

		Consolidated (Insurance and Reinsurance Segments) Estimated Net Loss (a)
Zones	Perils	20 year return period	50 year return period	100 year return period	250 year return period	Reinsurance Segment Net Maximum Zonal Aggregate (a)
United States	Hurricane	$261,449	$313,056	$358,264	$543,353	$1,739,376
California	Earthquake	45,763	222,126	307,794	375,656	1,400,160
Europe	Windstorm	87,168	214,874	311,995	438,009	1,333,173
Japan	Earthquake	58,155	136,074	215,854	299,025	983,881
Japan	Typhoon	68,704	156,639	232,234	259,318	883,725
Notes:

(a)	Net probable maximum losses and maximum zonal aggregates include Validus' share of the Asset Management segment limits.

Net loss estimates and zonal aggregates are before income tax, net of reinstatement premiums, and net of reinsurance and retrocessional recoveries.  The estimates set forth above are based on an Occurrence basis on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties  and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly mis-estimate actual losses. Such estimates, therefore, should not be considered as a representation of actual losses.

The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, workers’ compensation, and personal accident contracts using commercially available catastrophe models such as RMS, AIR and EQECAT, which are applied and adjusted by the Company. These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, policy terms and conditions and the cost of rebuilding property in a zone, among other assumptions.  These assumptions will evolve following any actual event. Accordingly, if the estimates and assumptions that are entered into the risk model are incorrect, or if the risk model proves to be an inaccurate forecasting tool, the losses the Company might incur from an actual catastrophe could be materially higher than its expectation of losses generated from modeled catastrophe scenarios. In addition, many risks such as second-event covers, aggregate excess of loss, or attritional loss components cannot be fully evaluated using the vendor models.  Further, the Company cannot assure that such third party models are free of defects in the modeling logic or in the software code.

Investors should not rely on the information set forth in this presentation when considering investment in the Company. The information contained in this presentation has not been audited nor has it been subject to independent verification.  The estimates set forth above speak only as of the date of this presentation and the Company undertakes no obligation to update or revise such information to reflect the occurrence of future events, including, but not limited to, the composition of the Company's business. The events presented reflect a specific set of proscribed calculations and do not necessarily reflect all events that may impact the Company.

Validus Holdings, Ltd.
Estimated Exposures to Specified Loss Scenarios - As of January 1, 2018

Consolidated Realistic Disaster Scenarios ("RDS")

Type	Catastrophe Scenarios	Description	Estimated Consolidated Net Loss (in millions of U.S. dollars)	% of latest 12 Months Consolidated Net Premiums Earned
Marine	Loss of major complex	Total loss to all platforms and bridge links of a major oil complex	$200.1	7.6%
Marine	Major cruise vessel incident	U.S.-owned cruise vessel sunk or severely damaged	143.7	5.5%
Marine	Marine collision	Fully laden tanker collides with a cruise vessel in U.S. waters	111.7	4.3%
Political Risks	South East Asia	Chinese economy has a "hard landing" with sharp fall in growth rates; regional contagion	214.4	8.2%
Political Risks	Russia	The Russian corporate sector struggles to deal with the effects of crashing commodity and stock prices	97.8	3.7%
Political Risks	Turkey	Severe economic crisis in Turkey due to political upheaval	72.1	2.7%
Political Risks	Nigeria	Severe economic, political and social crisis in Nigeria leads to widespread civil unrest	66.0	2.5%
Political Risks	Middle East	U.S. and Iran escalate into military confrontation; regional contagion	98.8	3.8%
Aviation	Aviation collision	Collision of two aircraft over a major city	46.7	1.8%
Satellite	Solar flare	Large single or sequence of proton flares results in loss to all satellites in synchronous orbit	42.0	1.6%
Satellite	Generic defect	Undetected defect in a number of operational satellites causing major loss	23.7	0.9%
Terrorism	Rockefeller Center	Midtown Manhattan suffers a 2-tonne conventional bomb blast	111.6	4.3%
Terrorism	One World Trade Center	Lower Manhattan suffers a 2-tonne conventional bomb blast	85.2	3.2%
Liability	Professional lines	Failure or collapse of a major corporation	39.1	1.5%
Liability	Professional lines	U.K. pensions mis-selling	22.1	0.8%
Cyber	Major data security breach	Simultaneous cyber-attacks on organizations within one industrial sector; loss of customer data	62.2	2.4%

The Company has presented the Company Realistic Disaster Scenarios for non-natural catastrophe events. Twice yearly, Lloyd's syndicates' including the Company's Syndicate 1183 are required to provide details of their potential exposures to specific disaster scenarios. Lloyd’s makes its updated Realistic Disaster Scenarios (RDS) guidance available to the market annually. The RDS scenario specification document for 2018 can be accessed at the RDS part of the Lloyd's public website: https://www.lloyds.com/market-resources/underwriting/realistic-disaster-scenarios-rds.

The Consolidated Net Premiums Earned used in the calculation represent the latest 12 months of net premiums earned up to March 31, 2018.

Modeling catastrophe threat scenarios is a complex exercise involving numerous variables and is inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses incurred by the Company to differ materially from those expressed above. Should an event occur, the modeled outcomes may prove inadequate, possibly materially so. This may occur for a number of reasons including, legal requirements, model deficiency, non-modeled risks or data inaccuracies.

A modeled outcome of net loss from a single event also relies in significant part on the reinsurance and retrocession arrangements in place, or expected to be in place at the time of the analysis, and may change during the year. Modeled outcomes assume that the reinsurance and retrocession in place responds as expected with minimal reinsurance failure or dispute. Reinsurance is purchased to match the original exposure as far as possible, but it is possible for there to be a mismatch or gap in cover which could result in higher than modeled losses to the Company. In addition, many parts of the reinsurance program are purchased with limited reinstatements and, therefore, the number of claims or events which may be recovered from second or subsequent events is limited. It should also be noted that renewal dates of the reinsurance program do not necessarily coincide with those of the inwards business written. Where original business is not protected by risks attaching reinsurance or retrocession programs, the programs could expire resulting in an increase in the possible net loss retained by the Company.

Investors should not rely on the information set forth in this presentation when considering investment in the Company. The information contained in this presentation has not been audited nor has it been subject to independent verification. The estimates set forth above speak only as of the date of this presentation and the Company undertakes no obligation to update or revise such information to reflect the occurrence of future events. The events presented reflect a specific set of prescribed calculations and do not necessarily reflect all events that may impact the Company.